                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    _______________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 15, 1997
                                                        ----------------


                   CELLULAR COMMUNICATIONS OF PUERTO RICO, INC.
        --------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                   0-19869                 13-3517074
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(State or Other Jurisdiction     (Commission             (IRS Employer
    of Incorporation)            File Number)          Identification No.)



110 East 59th Street, New York, New York                                  10022
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's Telephone Number, including area code                (212)355-3466
                                                   ----------------------------

________________________________________________________________________________

         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.
------   ------------

     On January 15, 1997, the Company announced that it has selected "CoreComm Incorporated" as the name of the new holding company that will be created in the corporate restructuring announced on January 9, 1997. CoreComm has reserved the Nasdaq symbol "COMM" on the Nasdaq National Market for its trading symbol after the effective date of the corporate restructuring. The anticipated completion date of the corporate restructuring will be announced as soon as practicable.

     The restructured companies will evaluate and pursue business opportunities both inside and outside of Puerto Rico and the U.S. Virgin Islands.

     CCPR also announced that as of December 31, 1996 it had 159,300 cellular subscribers and 31,100 paging subscribers, representing an increase in subscribers of 43,800 and 17,800, respectively, since December 31, 1995.


     A copy of the press release issued by the Company announcing the above is attached hereto as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
------   ---------------------------------

         Exhibits

         99  Press Release issued January 15, 1997.
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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             CELLULAR COMMUNICATIONS OF PUERTO RICO, INC.
                                            (Registrant)



                             By: /s/ Richard J. Lubasch
                             -------------------------------------
                             Name: Richard J. Lubasch
                             Title: Senior Vice President-General Counsel
                                    & Secretary



Dated: January 16, 1997
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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                             Page
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99         Press Release issued on Janaury 15, 1997.